Exhibit 99.2
Earnings Call Presentation 4th Quarter 2012 February 19, 2013
Safe Harbor Statement Our disclosures in this presentation, including without limitation, those relating to future financial results guidance, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "outlook," "target," "predict," "may," "will," "would," "could," "should," "seek," and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the "Risk Factors" and "Management's Discussion and Analysis" sections of our reports on Forms 10-K and 10-Q filed with the SEC. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law.In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor Relations page of our website at www.armstrong.com.The guidance in this presentation is only effective as of the date given, February 19, 2013, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. 2
All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding. Basis of Presentation Explanation When reporting our financial results within this presentation, we make several adjustments. Management uses the non-GAAP measures below in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted throughout the presentation. 3 We report in comparable dollars to remove the effects of currency translation on the P&L. The budgeted exchange rate for 2012 was used for all currency translations in 2012 and prior years. Guidance is presented using the 2013 budgeted exchange rate for the year. We remove the impact of discrete expenses and income. Examples include plant closures, restructuring actions, and other large unusual items. Taxes for normalized Net Income and EPS are calculated using a constant 39% for 2013 guidance, 40% for 2012, and 42% for 2011, which are based on the expected full year historical tax rate.In the fourth quarter of 2012, we completed the sale of Cabinets business. The financial results of the Cabinets business, which were previously shown as a separate reporting segment, have been reclassified and presented as discontinued operations. The financial results included within this presentation, including historical results, are presented on a continuing operations basis unless specifically noted otherwise. Comparable Dollars Other Adjustments Net Sales Yes No Gross Profit Yes Yes SG&A Expense Yes Yes Equity Earnings Yes Yes Operating Income Yes Yes Net Income Yes Yes Cash Flow No No Return on Capital Yes Yes EBITDA Yes Yes What Items Are Adjusted
As reported Net Sales: $613 million in 2012 and $623 million in 2011As reported Operating Income: $42 million in 2012 and $24 million in 2011As reported EPS: $0.15 in 2012 and $0.16 in 2011Cash flow information includes cash flows attributable to CabinetsUnadjusted Key Metrics - Fourth Quarter 2012 2012 2011 Variance Net Sales (1) $608 $615 (1.1)% Operating Income (2) 46 29 62.1% % of Sales 7.6% 4.6% 300 bps EBITDA 72 53 37.1% % of Sales 11.9% 8.6% 330 bps Earnings Per Share (3) $0.34 $0.18 88.5% Free Cash Flow (4) 25 90 (71.9)% Net Debt 735 362 372 ROIC(5) 9.8% 7.6% 220 bps 4
2012 2011 V EBITDA- Adjusted $72 $53 $19 Depreciation and Amortization (26) (24) (2) Operating Income - Adjusted $46 $29 $17 Foreign Exchange Movements 1 - 1 Cost Reduction Initiatives (4) (3) (1) Impairments (1) (1) - Restructuring - (1) 1 Operating Income - As Reported $42 $24 $18 Interest (Expense) (12) (10) (2) EBT $30 $14 $16 Tax (Expense) (21) (4) (17) Net Income $9 $10 ($1) Fourth Quarter 2012 vs. PY- Adjusted EBITDA to Reported Net Income 5
Fourth Quarter Sales and EBITDA by Segment - 2012 vs. PY 6
($3) EBITDA Bridge - Fourth Quarter 2012 vs. Prior Year 7 $3 $7 $7 $1 $53 $72
Free Cash Flow - Fourth Quarter 2012 vs. Prior Year 8 ($17) ($14) ($3) ($50) ($6) Cash flow information includes cash flows attributable to Cabinets
As reported Net Sales: $2,619 million in 2012 and $2,723 million in 2011.As reported Operating Income: $271 million in 2012 and $240 million in 2011As reported EPS: $2.41 in 2012 and $1.91 in 2011.Cash flow information includes cash flows attributable to CabinetsUnadjusted 2012 Actual 2011 Actual Variance Net Sales (1) $2,610 $2,666 (2.1)% Operating Income (2) 300 272 10.1% % of Sales 11.5% 10.2% 130 bps EBITDA 400 374 6.9% % of Sales 15.3% 14.0% 130 bps Earnings Per Share (3) $2.51 $2.24 12.2% Free Cash Flow (4) 89 170 (47.6)% Net Debt 735 362 372 ROIC(5) 9.8% 7.6% 220 bps Key Metrics - Full Year 2012 9
Full Year Sales and EBITDA by Segment - 2012 vs. 2011 10
($44) EBITDA Bridge - Full Year 2012 vs. Prior Year 11 $21 $32 $32 $1
Free Cash Flow - Full Year 2012 vs. Prior Year 12 ($34) ($7) ($48) ($39) ($6) $53 Cash flow information includes cash flows attributable to Cabinets
2013 Estimate Range (1) 2013 Estimate Range (1) 2013 Estimate Range (1) 2012(2) Variance Variance Variance Net Sales(3) 2,700 to 2,800 2,619 3% to 7% Operating Income(4) 280 to 310 300 (7)% to 3% EBITDA 390 to 420 400 (3)% to 5% Earnings Per Share(5) $2.30 to $2.60 $2.51 (8)% to 4% Free Cash Flow 75 to 125 89 (16)% to 40% Guidance is presented using 2013 budgeted foreign exchange rates,2012 results are presented using 2012 budgeted foreign exchange rates2012 and 2013 net sales include the impact of foreign exchangeAs reported Operating Income: $275- $305 million in 2013 and $271 million 2012As reported earnings per share: $2.10- $2.40 in 2013 and $2.41 in 2012 Key Metrics - Guidance 2013 13
2013 Financial Outlook $40 - $50 million increase2.5% Annual Gross Productivity target ; Adjusted Gross Margin (25) to (75) bps vs. 2012Down $10 million; 60% manufacturing, 40% SG&A $0 - $5 million vs. 2012 $25 - $50 million. Adjusted long-term ETR of ~39%(2) Sales(1) $600 - $650 million EBITDA $65 - $80 million $170 - $190 million < $5 million Raw Material & Energy Inflation Manufacturing Productivity U.S. Pension Credit Earnings from WAVE Cash Taxes/ETR Q1 Capital Spending Exclusions from EBITDA 14 Net sales include foreign exchange impactAs reported ETR of 42% for 2013
Appendix 15
CabinetsAnnounced sale in Q3 2012 and finalized sale in Q4 2012Treated as discontinued operation starting with Q3 2012PatriotCompleted sale in Q3 2012Results included in the Wood Flooring segment 16 Divested Businesses Impact on Y-o-Y Comparisons Q3 2012 Q4 2012 2012 1H 2013 Q3 2013 2013 Net Sales $3-$4M $7 - $8M $10 - $12M $18 - $20M $6 -$7M $24-$27M EBITDA -- Minimal -- -- Minimal -- -- Minimal -- -- Minimal -- -- Minimal -- -- Minimal --
2012 2011 V EBITDA- Adjusted $400 $374 $26 Depreciation and Amortization (100) (102) 2 Operating Income - Adjusted $300 $272 $28 Foreign Exchange Movements 2 4 (2) Cost Reduction Initiatives (13) (15) 2 Accelerated Depreciation (not included above) (12) (9) (3) Impairment (6) (3) (3) Restructuring - (9) 9 Operating Income - As Reported $271 $240 $31 Interest (Expense) Income (51) (46) (5) EBT $220 $194 $26 Tax (Expense) Benefit (76) (81) 5 Net Income $144 $113 $31 Full Year - Adjusted EBITDA to Reported Net Income 17
2013 Estimate Range 2013 Estimate Range 2013 Estimate Range Adjusted Operating Income 280 to 310 D&A 110 110 110 Adjusted EBITDA 390 to 420 Changes in Working Capital (25) to (45) Capex (170) to (190) Interest Expense (50) to (55) Cash Taxes (25) to (50) Other, including cash payments for restructuring and one-time items (5) to 0 Free Cash Flow 75 to 125 Adjusted Operating Income to Free Cash Flow 18
Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter 2012 Reported Comparability(1) Adjustments FX(2) Adj 2012 Adjusted 2011 Reported Comparability(1) Adjustments FX(2) Adj 2011 Adjusted 2011 Adjusted Net Sales 613 - (5) 608 623 - (8) 615 615 Operating Income 42 5 (1) 46 24 5 - 29 29 EPS $0.15 $0.20 ($0.01) $0.34 $0.16 $0.02 - $0.18 $0.18 Full Year Full Year Full Year Full Year Full Year Full Year Full Year Full Year Full Year Full Year 2012 Reported Comparability(1) Adjustments FX(2) Adj 2012 Adjusted 2011 Reported Comparability(1) Adjustments FX(2) Adj FX(2) Adj 2011 Adjusted Net Sales 2,619 - (9) 2,610 2,723 - (57) (57) 2,666 Operating Income 271 31 (2) 300 240 36 (4) (4) 272 EPS $2.41 $0.12 ($0.02) $2.51 $1.91 $0.37 ($0.04) ($0.04) $2.24 See earnings press release and 10-K for additional detail on comparability adjustmentsEliminates impact of foreign exchange movements Consolidated Results 19
Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter 2012 Reported Comparability(1) Adjustments 2012 Adjusted 2011 Reported Comparability(1) Adjustments 2011 Adjusted Building Products 52 2 54 35 - 35 Resilient Flooring (1) - (1) (5) 4 (1) Wood Flooring 8 1 9 9 1 10 Unallocated Corporate (Expense) Income (17) 1 (16) (15) - (15) Full Year Full Year Full Year Full Year Full Year Full Year Full Year 2012 Reported Comparability(1) Adjustments 2012 Adjusted 2011 Reported Comparability(1) Adjustments 2011 Adjusted Building Products 230 24 254 226 11 237 Resilient Flooring 57 2 59 16 21 37 Wood Flooring 37 1 38 43 - 43 Unallocated Corporate (Expense) Income (53) 2 (51) (45) - (45) Segment Operating Income (Loss) 20 Eliminates impact of foreign exchange movements and non-recurring items; see earnings press release and 10-K for additional detail.
Fourth Quarter Fourth Quarter Full Year Full Year ($ millions) 2012 2011 2012 2011 Net cash from operations $92 $82 $222 $212 Net cash (used for) provided by investing activities (42) 24 (93) (18) Add back (subtract) adjustments to reconcile to free cash flow Restricted cash - (20) (1) (28) Acquisition/ (Divestiture) (25) 4 (39) 4 Free Cash Flow $25 $90 $89 $170 Cash Flow 21 Cash flow information includes cash flows attributable to Cabinets